UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)
Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
WEREWOLF THERAPEUTICS, INC.
(Name of registrant as specified in its charter)
(Name of person(s) filing proxy statement, if other than the registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

200 Talcott Ave, 2nd Floor
Watertown, Massachusetts 02472
NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 24, 2024
Dear Stockholders:
You are cordially invited to virtually attend the 2024 annual meeting of stockholders, or the Annual Meeting, of Werewolf Therapeutics, Inc. The Annual Meeting will be held via the Internet at a virtual web conference at www.virtualshareholdermeeting.com/HOWL2024 on Friday, May 24, 2024, at 9:00 a.m., Eastern time.
Only stockholders who owned shares of our common stock at the close of business on April 1, 2024, can vote at the Annual Meeting or any adjournment thereof. At the Annual Meeting, the stockholders will consider and vote on the following matters:
1.	Election of three Class III directors nominated by our board of directors, each to serve for a three-year term expiring at the 2027 annual meeting of stockholders;
2.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and
3.	Transaction of any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.
As noted above, our Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via the Internet at a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. This means that you can attend the Annual Meeting online, vote your shares and submit questions during the online meeting. We believe that hosting a “virtual meeting” will enable greater stockholder attendance and participation from any location around the world.
You can find more information, including the nominees for director, in the attached proxy statement for the Annual Meeting. The board of directors recommends that you vote “FOR” each of the Class III directors (Proposal 1) and “FOR” the ratification of the appointment of the proposed independent registered public accounting firm (Proposal 2) as outlined in the attached proxy statement.
We are pleased to comply with the rules of the Securities and Exchange Commission that allow companies to distribute their proxy materials over the Internet under the “notice and access” approach. As a result, we are sending to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice of Availability, instead of a paper copy of this proxy statement and our annual report for the fiscal year ended December 31, 2023, or the 2023 Annual Report. We will mail the Notice of Availability on or about April 12, 2023, and the Notice of Availability contains instructions on how to access our proxy materials over the Internet. The Notice of Availability also contains instructions on how each of our stockholders can receive a paper copy of our proxy materials, including the proxy statement, our 2023 Annual Report, and a form of proxy card.
Stockholders of record at the close of business on April 1, 2023, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.
Whether or not you expect to virtually attend the Annual Meeting online, please vote your shares to ensure your representation and the presence of a quorum at the Annual Meeting.
A complete list of registered stockholders will be available at least ten days prior to the meeting for inspection at our offices at 200 Talcott Ave, 2nd Floor, Watertown, Massachusetts 02472. This list will also be available to stockholders of record during the Annual Meeting for examination at www.virtualshareholdermeeting.com/HOWL2024. Further information about how to attend the Annual Meeting online, vote your shares and submit questions during the meeting is included in the accompanying proxy statement.
Whether or not you plan to attend the Annual Meeting online, we urge you to take the time to vote your shares.
By Order of the Board of Directors,

Daniel J. Hicklin, President and Chief Executive Officer
Watertown, MA
April 12, 2024

WEREWOLF THERAPEUTICS, INC. PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING	1

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	2

PROPOSAL NO. 1-ELECTION OF THREE CLASS III DIRECTORS	6

PROPOSAL NO. 2-RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024	10

CORPORATE GOVERNANCE	12

EXECUTIVE OFFICERS	18

EXECUTIVE AND DIRECTOR COMPENSATION	20

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	26

PRINCIPAL STOCKHOLDERS	28

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	31

HOUSEHOLDING	32

STOCKHOLDER PROPOSALS FOR OUR 2025 ANNUAL MEETING	32

OTHER MATTERS	33

200 Talcott Ave, 2nd Floor, Watertown, Massachusetts 02472
PROXY STATEMENT
2024 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 24, 2024

INFORMATION CONCERNING SOLICITATION AND VOTING
This proxy statement contains information about the Annual Meeting of Stockholders of Werewolf Therapeutics, Inc., or the Annual Meeting, to be held on Friday, May 24, 2024, at 9:00 a.m., Eastern time. The Annual Meeting will be held via the Internet at www.virtualshareholdermeeting.com/HOWL2024. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. Further information about how to attend the Annual Meeting online is included in this proxy statement.
The board of directors of Werewolf is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, unless expressly stated otherwise or the context otherwise requires, references to “Werewolf,” “the Company,” “we,” “us,” “our” and similar terms refer to Werewolf Therapeutics, Inc. References to our website are inactive textual references only and the contents of our website are not incorporated by reference into this proxy statement.
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the shares represented by the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is exercised at the meeting by following the instructions set forth in this proxy statement.
Instead of mailing a paper copy of our proxy materials to all of our stockholders, we are providing access to our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or Notice of Availability, instead of a paper copy of this proxy statement and our annual report to stockholders for the fiscal year ended December 31, 2023, or the 2023 Annual Report. We are sending the Notice of Availability on or about April 12, 2024, and it contains instructions on how to access those documents over the Internet. The Notice of Availability also contains instructions on how each of our stockholders can receive a paper copy of our proxy materials, including this proxy statement, our 2023 Annual Report, and a form of proxy card.
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to be Held on May 24, 2024:
This proxy statement and our 2023 Annual Report are available for viewing, printing and downloading at www.proxyvote.com.
A copy of our 2023 Annual Report as filed with the Securities and Exchange Commission, or SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Werewolf Therapeutics, Inc., 200 Talcott Ave, 2nd Floor, Watertown, Massachusetts 02472. This proxy statement and our 2023 Annual Report are also available on the SEC’s website at http://www.sec.gov.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Purpose of the Annual Meeting
At the Annual Meeting, our stockholders will consider and vote on the following matters:
1.	the election of three Class III directors nominated by our board of directors, each to serve for a three-year term expiring at the 2027 annual meeting of stockholders;
2.	the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and
3.	the transaction of any other business that may properly come before the annual meeting or any adjournment or postponement thereof.
As of the date of this proxy statement, we are not aware of any business to come before the meeting other than the first two items noted above.
Board of Directors Recommendation
Our board of directors unanimously recommends that you vote:
FOR the election of the three nominees to serve as Class III directors on our board of directors, each for a three-year term expiring at the 2027 annual meeting of stockholders; and
FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
Availability of Proxy Materials
The proxy materials, including this proxy statement, a proxy card and our 2023 Annual Report are available for viewing, printing and downloading on the Internet at www.proxyvote.com. On or about April 12, 2024, we will mail the Notice of Availability to stockholders, unless they requested a printed copy of proxy materials. If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting paper materials in the Notice of Availability.
Who Can Vote at the Annual Meeting?
Only stockholders of record at the close of business on the record date of April 1, 2024 are entitled to receive notice of the Annual Meeting and to vote the shares of our common stock that they held on that date. As of April 1, 2024, there were 43,347,363 shares of our common stock issued and outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.
Difference Between a “Stockholder of Record” and a Beneficial Owner of Shares Held in “Street Name”
Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, then you are considered the “stockholder of record” of those shares. In this case, your Notice of Availability has been sent to you directly by us. You may vote your shares by proxy prior to the Annual Meeting by following the instructions contained in the Notice of Availability and in the section titled “How to Vote” below.
Beneficial Owner of Shares Held in Street Name. If your shares are held by a bank, broker or other nominee, then you are considered the beneficial owner of those shares, which are held in “street name.” In this case, your Notice of Availability will be sent to you by that organization. The organization holding your shares is considered the stockholder of record for purposes of voting at the Annual Meeting.
As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account by following the instructions contained on the voting instruction card provided to you by that organization.

Why is the Annual Meeting a Virtual, Online Meeting?
We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at our Annual Meeting by enabling stockholders to participate from any location around the world. Our virtual meeting will be governed by our Rules of Conduct and Procedures, which will be posted at www.virtualshareholdermeeting.com/HOWL2024 in advance of the meeting. We have designed the virtual annual meeting to provide the same rights and opportunities to participate as stockholders would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.
How to Virtually Attend the Annual Meeting
The Annual Meeting will be a virtual meeting and you may not attend in person. The Annual Meeting will start at 9:00 a.m., Eastern time, on May 24, 2024. You may log on to the virtual meeting starting at 8:45 a.m., Eastern time, on the day of the meeting. If you encounter any difficulties accessing the virtual Annual Meeting, please call the technical support number that will be posted on the log-in page at www.virtualshareholdermeeting.com/HOWL2024.
How to Vote
If you are the stockholder of record of your shares, you can vote your shares by proxy prior to the Annual Meeting or online during the Annual Meeting. If you choose to vote by proxy prior to the Annual Meeting, you may do so by telephone, via the Internet or by mail as follows:
•
By Telephone Prior to the Annual Meeting. You may transmit your proxy over the phone by calling 1-800-690- 6903 and following the instructions provided in the Notice of Availability and on the proxy card. You will need to have your Notice of Availability or proxy card in hand when you call.

•
Via the Internet Prior to the Annual Meeting. You may transmit your proxy via the Internet by following the instructions provided in the Notice of Availability and on the proxy card. You will need to have your Notice of Availability or proxy card in hand when you access the website. The website for voting is available at www.proxyvote.com.

•	By Mail Prior to the Annual Meeting. If you requested printed copies of proxy materials, you can vote by mailing your proxy card as described in the proxy materials.
•
Online during the Annual Meeting. You may vote your shares online while virtually attending the Annual Meeting by following the instructions found on your Notice of Availability, proxy card and/or voting instruction form. If you vote by proxy prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote.

Telephone and Internet voting for stockholders of record will be available until 11:59 p.m., Eastern time on May 23, 2024, and mailed proxy cards must be received May 23, 2024 in order to be counted at the Annual Meeting. If the Annual Meeting is adjourned or postponed, these deadlines may be extended.
If your shares are held in street name, your bank, broker or other nominee is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting and revocation instructions, should have been forwarded to you by the bank, broker or other nominee that holds your shares. In order to vote your shares you will need to follow the instructions that your bank, broker or other nominee provides you. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the bank, broker or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization. In addition, you will need your control number included on your Notice of Availability, proxy card or voting instruction form in order to demonstrate proof of beneficial ownership and to be able to vote during the Annual Meeting.
Even if you plan to attend the Annual Meeting online, we urge you to vote your shares by proxy in advance of the Annual Meeting so that if you should become unable to attend the Annual Meeting your shares will be voted as directed by you.

Can I Vote My Shares by Filling Out and Returning the Notice of Internet Availability of Proxy Materials?
No. The Notice of Availability and proxy card contain instructions on how to vote by proxy via the Internet, by telephone, by requesting and returning a paper proxy card, or by voting online while virtually attending the Annual Meeting.
How Do I Submit a Question at the Annual Meeting?
If you wish to submit a question during the Annual Meeting, beginning at 8:45 a.m., Eastern time, on May 24, 2024, you may log into www.virtualshareholdermeeting.com/HOWL2024, type your question into the “Submit a Question” field, and click “Submit.” Our virtual meeting will be governed by our Rules of Conduct and Procedures, which will be posted at www.virtualshareholdermeeting.com/HOWL2024 in advance of the Annual Meeting. The Rules of Conduct and Procedures will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants.
May I See a List of Stockholders Entitled to Vote as of the Record Date?
A complete list of registered stockholders as of the close of business on the record date will be available at least ten days prior to the meeting for inspection by our stockholders of record at our offices at 200 Talcott Ave, 2nd Floor, Watertown, Massachusetts 02472. If you are unable to inspect this list in person, please contact our Corporate Secretary by mail at Werewolf Therapeutics, Inc., 200 Talcott Ave, 2nd Floor, Watertown, Massachusetts 02472, Attention: Corporate Secretary, or by email at legal@werewolftx.com to request such list. When making such request, please ensure that you have your Notice of Availability or proxy card available so that you can prove that you are a registered stockholder.
Quorum
A quorum of stockholders is necessary to hold a valid meeting. Our second amended and restated bylaws provide that a quorum will exist if stockholders holding a majority of the shares of stock issued and outstanding and entitled to vote at the meeting are present at the meeting in person or by proxy. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting. If a quorum is not present, we expect to adjourn the Annual Meeting until a quorum is obtained.
Abstentions and broker non-votes count as present for establishing a quorum but will not be counted as votes cast. Broker non-votes occur when your bank, broker or other nominee submits a proxy for your shares (because the bank, broker or other nominee has received instructions from you on one or more proposals, but not all proposals, or has not received instructions from you but is entitled to vote on a particular “discretionary” matter) but does not indicate a vote for a particular proposal because the bank, broker or other nominee either does not have the authority to vote on that proposal and has not received voting instructions from you or has discretionary authority but chooses not to exercise it.
Proposals Considered “Discretionary” and “Non-Discretionary”
We expect the election of directors (Proposal No. 1) to be a non-discretionary matter. A bank, broker or other nominee cannot vote without instructions on non-discretionary matters, and therefore there may be broker non-votes on Proposal No. 1.
We expect the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 2) to be a discretionary matter. A bank, broker or other nominee generally may exercise discretionary authority and vote on discretionary matters. If they exercise this discretionary authority, no broker non-votes are expected in connection with Proposal No. 2.
Votes Required to Elect a Director and to Ratify Appointment of Ernst & Young LLP
A nominee will be elected as a director if the nominee receives a plurality of the votes cast by stockholders entitled to vote at the meeting (Proposal No. 1).

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and voted “for” or “against” such matter (Proposal No. 2).
Abstentions and broker non-votes will not be counted as votes cast or voted on either of the proposals. Accordingly, abstentions and broker non-votes will have no effect on the voting on either of the proposals.
Method of Counting Votes
Each holder of common stock is entitled to one vote at the Annual Meeting on each matter to come before the Annual Meeting, including the election of directors, for each share held by such stockholder as of the record date. Votes cast online during the Annual Meeting or by proxy by mail, via the Internet or by telephone will be tabulated by the inspector of election appointed for the Annual Meeting, who will also determine whether a quorum is present.
Revoking a Proxy; Changing Your Vote
If you are a stockholder of record, you may revoke your proxy before the vote is taken at the Annual Meeting:
•
by submitting a new proxy with a later date before the applicable deadline either signed and returned by mail or transmitted using the telephone or Internet voting procedures described in the “How to Vote” section above;

•	by voting online at the Annual Meeting using the procedures described in the “How to Vote” section above; or
•	by filing a written revocation with our Corporate Secretary.
If your shares are held in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee holding your shares. You may also vote online during the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a legal proxy from the organization that holds your shares and follow the procedures described in the “How to Vote” section above.
Your virtual attendance at the Annual Meeting, without voting online during the Annual Meeting, will not automatically revoke your proxy.
Costs of Proxy Solicitation
We will bear the costs of soliciting proxies. Our directors, officers and regular employees, without additional remuneration, may solicit proxies by mail, telephone, facsimile, email, personal interviews and other means.
Voting Results
We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

PROPOSAL NO. 1-ELECTION OF THREE CLASS III DIRECTORS
Our board of directors currently consists of eight members. In accordance with the terms of our restated certificate of incorporation, our board of directors is divided into three classes (Class I, Class II and Class III), with members of each class serving staggered three-year terms. The members of the classes are divided as follows:
•	the Class III directors are Michael Atkins, M.D., Luke Evnin, Ph.D., and Alon Lazarus, Ph.D., and their term expires at the Annual Meeting;
•	the Class I directors are Briggs Morrison, M.D., and Michael Sherman, MBA, and their term expires at the annual meeting of stockholders to be held in 2025; and
•	the Class II directors are Meeta Chatterjee, Ph.D., Derek DiRocco, Ph.D., and Daniel J. Hicklin, Ph.D., and their term expires at the annual meeting of stockholders to be held in 2026.
Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.
Our restated certificate of incorporation provides that the authorized number of directors may be changed only by resolution of our board of directors. Our restated certificate of incorporation also provides that our directors may be removed only for cause and only by the affirmative vote of the holders of at least 75% of the votes that all our stockholders would be entitled to cast in an election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.
Our board of directors, upon recommendation by the nominating and corporate governance committee, has nominated Michael Atkins, M.D., Luke Evnin, Ph.D., and Alon Lazarus, Ph.D. for election as Class III directors at the Annual Meeting. Drs. Atkins, Evnin and Lazarus are presently directors and have indicated a willingness to continue to serve as directors, if elected. If a nominee becomes unable or unwilling to serve, however, the proxies may be voted for substitute nominees selected by our board of directors.
We have no formal policy regarding board diversity, but our Corporate Governance Guidelines provide that the value of diversity should be considered and that the background and qualifications of the members of our board of directors considered as a group should provide a significant breadth of experience, knowledge, and abilities to assist our board of directors in fulfilling its responsibilities. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established records of professional accomplishment, the ability to contribute positively to the collaborative culture among our board members, knowledge of our business, understanding of the competitive landscape in which we operate and adherence to high ethical standards. Certain individual qualifications and skills of our directors that contribute to our board of directors’ effectiveness as a whole are described in the following paragraphs.
Nominees for Election as Class III Directors
Biographical information, including principal occupation and business experience during the last five years, and age as of April 12, 2024, for our nominees for election as the Class III directors at our Annual Meeting is set forth below.
Michael B. Atkins, M.D., age 69, has served on our Scientific Advisory Board since August 2018 and on our board of directors since January 2024. Dr. Atkins has served as the Deputy Director of the Georgetown Lombardi Comprehensive Cancer Center and William M. Scholl Professor and Vice Chair of the Department of Oncology at Georgetown University Medical Center since 2012. He is also a staff physician in the Division of Hematology-Oncology at MedStar Georgetown University Hospital. Prior to moving to Georgetown in 2012, he began his career at Tufts Medical Center in 1987 before moving to Beth Israel Deaconess Medical Center in April 1997 and being appointed Professor at Harvard Medical School in 2002. At Beth Israel Deaconess he served as Deputy Chief of the Division of Hematology/Oncology and leader of the Biologic Therapy and Cutaneous Oncology Programs, as well as Co-PI of the Harvard Skin Cancer SPORE, and founding leader of the Dana Farber/Harvard Cancer Center Kidney Cancer Program and Director of the DF/HCC Kidney Cancer SPORE. He is past president of the Society for Immunotherapy of Cancer (SITC) and past member of the NCI Recombinant DNA Advisory Committee and the ASCO Nominating Committee. Dr. Atkins is Chair of the Medical Advisory Panel for the Melanoma Research Alliance, and co-chair of the Scientific Advisory Committee and a Board member for the Melanoma Research Foundation. He received the Giant in Cancer Therapy

Award-Melanoma from OncLive in 2021, the Lifetime Achievement Award from SITC in 2022, was inducted as a Fellow in the Academy of ImmunoOncology in 2023 and as an American Society of Clinical Oncology (ASCO) Fellow in 2024. Dr. Atkins has a B.S. in chemistry from Tufts University and an M.D. from Tufts Medical School. He completed residency training in internal medicine and a fellowship in Hematology/Oncology at Tufts-New England Medical Center. We believe that Dr. Atkins’ decades of experience as a pioneer in the field of cancer immunotherapy, particularly in his research and clinical use of cytokine-based immunotherapy, provide him with the qualifications and skills to serve on our board of directors.
Luke Evnin, Ph.D., age 60, is a co-founder of our company, served as our President and Chief Executive Officer from December 2017 until August 2019, and has served on our board of directors since October 2017 and as chairman of the board of directors since August 2019. Dr. Evnin co-founded MPM Capital, an early-stage life sciences venture investing firm, in 1997, where he currently serves as Managing Director. As a component of his MPM activities, Dr. Evnin has been a co-founder and served as chairman of the board for multiple MPM portfolio companies. Dr. Evnin has also served on the boards of directors of a number of public and private companies over his venture capital career and currently serves, on behalf of MPM Capital, as a director for multiple private companies. Prior to co-founding MPM Capital, Dr. Evnin spent seven years as a venture capitalist at Accel Partners. Dr. Evnin previously served as Chief Executive Officer of Turmeric Acquisition Corp., a publicly traded special purposes acquisition company formed by MPM Capital from August 2020 through April 2023. In 2015, Dr. Evnin co-founded Harpoon Therapeutics, Inc., a publicly held immunotherapy company, and served as chair of its board of directors until July 2020. Dr. Evnin served on the board of directors of Oncorus, Inc., a publicly traded biotechnology company, from March 2016 until June 2023. Dr. Evnin serves as chairman of the board of directors of the Scleroderma Research Foundation, a not-for-profit entity. Dr. Evnin holds an A.B. in molecular biology from Princeton University and a Ph.D. in biochemistry from the University of California, San Francisco. We believe that Dr. Evnin’s depth and expertise in the life sciences and venture capital industries including significant experience serving on boards of directors and his educational background provide him with the qualifications and skills to serve on our board of directors.
Alon Lazarus, Ph.D., age 49, has served as a member of our board of directors since August 2019. Dr. Lazarus has held the position of Biotech Investment Manager of the Pharma Division of Arkin Holdings, Ltd., an investment firm, focused in the healthcare and pharmaceutical sectors, since August 2013. Prior to joining Arkin Holdings, Ltd., Dr. Lazarus worked for the Healthcare Business Development Department of Yissum Research Development Company of the Hebrew University of Jerusalem from January 2012 until August 2013, and as an Analyst for Integra Holdings, Ltd., an Israel-based healthcare investment company. Dr. Lazarus served as a member of the board of directors of Keros Therapeutics, Inc. from April 2016 to December 2020 and Oncorus, Inc. from July 2016 to August 2019, both of which are publicly traded biotechnology companies. Dr. Lazarus also serves as a member of the board of directors of several private life science companies. Dr. Lazarus holds a Ph.D. in Molecular Biology from the Hadassah Medical School of Hebrew University of Jerusalem in Israel, an M.B.A. from the School of Business Administration of Hebrew University of Jerusalem in Israel and a B.Sc. in Biology from Hebrew University of Jerusalem in Israel. We believe that Dr. Lazarus’ extensive experience in the biotechnology industry and his service on numerous life sciences companies’ boards of directors qualify him to serve on our board of directors.
The board of directors recommends voting “FOR” the election of Michael Atkins, M.D., Luke Evnin, Ph.D., and Alon Lazarus, Ph.D., as Class III directors for a three-year term ending at the annual meeting of stockholders to be held in 2027.
Directors Continuing in Office
Biographical information, including principal occupation and business experience during the last five years and age as of April 12, 2024, for our directors continuing in office after the Annual Meeting is set forth below.
Class I Directors
Briggs Morrison, M.D., age 65, has served as a member of our board of directors since November 2019. He has served as Executive Partner at MPM Capital, Inc., since June 2015, and as the Chief Executive Officer and a member of the board of directors of Crossbow Therapeutics, Inc., a privately held biotechnology company, since February 2022. Previously, he served as President, Head of Research and Development, of Syndax Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, from February 2022 to April 2023, and prior to that was the Chief Executive Officer of Syndax Pharmaceuticals, Inc., from June 2015 to January 2022. Dr. Morrison has been serving as a member of the board of directors of Carisma Therapeutics Inc. since July 2020, Arvinas Inc. since June 2018, Repare Therapeutics Inc. since June 2017, and Syndax Pharmaceuticals, Inc., since July 2015, each of which is a publicly traded biopharmaceutical company. He also served as a member of the board of directors of NextCure Inc. from March 2019 to April 2021, Codiak BioSciences, Inc. from February 2018 to April 2021, and Oncorus Inc. from April 2016 to April 2021, each of which was a publicly traded biopharmaceutical company at the time Dr. Morrison served. He also serves as a member of the board of directors of several privately held biotechnology and pharmaceutical companies. Previously, Dr. Morrison was the Chief Medical Officer and Head of Global Medicines Development at AstraZeneca plc from January 2012 to June 2015. Before joining AstraZeneca, he held several positions at Pfizer Inc., including Head, Medical Affairs, Safety and Regulatory Affairs for Pfizer’s human health business. Dr. Morrison also previously held several positions at Merck Research Laboratories, a division of Merck & Co., Inc., including Vice President, Clinical Sciences, Oncology. He was a member of the executive committee of the Clinical Trials Transformation Initiative sponsored by the FDA and is on the board of the Alliance for Clinical Research Excellence and Safety. Dr. Morrison has a B.S. in biology from Georgetown University and an M.D. from the University of Connecticut Medical School. He completed residency training in internal medicine at Massachusetts General Hospital and a fellowship in medical oncology at the Dana-Farber Cancer Institute. We believe Dr. Morrison is qualified to serve as a member of our board of directors due to his extensive executive leadership experience, his medical background and training and his service on the boards of other public and private biopharmaceutical and biotechnology companies.
Michael Sherman, M.B.A., age 58, has served on our board of directors since May 2021. Mr. Sherman has served since August 2023 as chair of the board of directors of Chimerix, Inc., a publicly traded biopharmaceutical company. He previously served from April 2019 to July 2023 as Chief Executive Officer and a member of the board of directors of Chimerix. Prior to that, Mr. Sherman served as President, Chief Executive Officer, and member of the board of directors of Endocyte, Inc., a biopharmaceutical company, from June 2016 until December 2018, when it was acquired by Novartis. Mr. Sherman joined Endocyte in 2006 and served as its Chief Financial Officer and Chief Operating Officer prior to becoming Chief Executive Officer. Prior to joining Endocyte, Mr. Sherman served in various executive roles, including as vice president of finance and strategic planning for Guidant Corporation, which was acquired by Boston Scientific Corporation. Mr. Sherman currently serves on the board of directors of a privately held life sciences company. He has also served on the board of directors of Biospecifics Technologies, Inc. from April 2020 until its acquisition by Endo Pharmaceuticals in December 2020, and he served as chair of the board of directors of the Children’s Museum of Indianapolis from January 2012 until December 2022. Mr. Sherman holds a BA in economics from DePauw University and an MBA from the Tuck School of Business at Dartmouth, graduating as a Tuck Scholar. We believe that Mr. Sherman’s 30 years’ experience advancing therapeutics to commercial launch and driving companies to successful operations and strategic transactions in the biotechnology and medical technology industries qualifies him to serve as a member of our board of directors.
Class II Directors
Meeta Chatterjee, Ph.D., age 69, has served on our board of directors since October 2021. Dr. Chatterjee has been the Chief Strategy Officer of Sun Pharmaceutical Industries Ltd. since August 2023. Dr. Chatterjee previously served as the Senior Vice President of Global Business Development at Legend Biotech Corporation from March 2019 until November 2022. From November 2007 to May 2018, she served in roles of increasing seniority and responsibility at Merck Research Laboratories, a division of Merck & Co., Inc., a multinational pharmaceutical company, most recently as Head of Strategy, Transactions, and Operations within the Business Development and Licensing (BD&L) group. Dr. Chatterjee has been serving on the board of directors of Editas Medicine, a publicly traded clinical stage biotechnology company, since December 2020. Dr. Chatterjee received her undergraduate education at St. Xavier’s University in Ahmedabad, India, and Rutgers University (B.A., Hons Physics). Dr. Chatterjee received her Doctor of Philosophy in Physiology from Rutgers University and completed a postdoctoral fellowship in the Department of Physiology at the University of Virginia School of Medicine. We believe Dr. Chatterjee’s thirty-plus years of broad strategic and operational experience in pharmaceutical research and development, mergers and acquisition evaluation, in-licensing, and externalization activities qualifies her to serve on our board of directors.

Derek DiRocco, Ph.D., age 43, has served on our board of directors since December 2020. Dr. DiRocco has been a partner at RA Capital Management, L.P., since December 2020 and was previously a principal from December 2017 until December 2020, an analyst from June 2015 to December 2017, and an associate from July 2013 to June 2015. Dr. DiRocco has been serving on the board of directors of Acrivon Therapeutics, Inc. since November 2021, Mineralys Therapeutics, LLC since June 2022, and 89bio, Inc. since April 2018, each of which is a publicly traded biotechnology company. Dr. DiRocco previously served on the board of directors of iTeos Therapeutics, Inc. from March 2020 to December 2023, CANbridge Pharmaceuticals Inc. from March 2020 to December 2023, Connect Biopharma Holdings Limited from March 2021 to October 2023, Achilles Therapeutics plc from September 2019 to May 2022 and Day One Bio from February 2021 to May 2021. Dr. DiRocco also serves on the board of directors of several privately held biotechnology companies. Dr. DiRocco holds a B.A. in biology from College of the Holy Cross and a Ph.D. in pharmacology from the University of Washington. He conducted his postdoctoral research at Brigham and Women’s Hospital/Harvard Medical School. We believe that Dr. DiRocco is qualified to serve as a member of our board of directors because of his experience as an investor and director in multiple biotechnology companies.
Daniel J. Hicklin, Ph.D., age 61, has served on our board of directors since October 2017. Dr. Hicklin has also served as our President and Chief Executive Officer since August 2019. Dr. Hicklin founded Werewolf Therapeutics in October 2017 and served as a consultant until his appointment as our President and Chief Executive Officer. Dr. Hicklin also served as an Executive Partner at MPM Capital from 2014 to December 2019 and an advisor from January 2020 to December 2022. Previously, Dr. Hicklin was a founder of Potenza Therapeutics, Inc., a privately held biotechnology company, and served as its President and Chief Executive Officer from April 2014 until its acquisition by Astellas Pharma Inc. in December 2018. From August 2013 until February 2014, Dr. Hicklin was President and Chief Scientific Officer of CoStim Pharmaceuticals, Inc., a privately held biotechnology company that was acquired by Novartis in February 2014. Prior to joining CoStim Pharmaceuticals, Dr. Hicklin held several positions at Merck Research Laboratories (formerly the Schering-Plough Research Institute prior to its acquisition by Merck), including leading its Biologics Strategy for Oncology and the Immuno-Modulation Discovery team. Dr. Hicklin also previously held several positions at Imclone Systems Incorporated, including Vice President, Experimental Therapeutics. Dr. Hicklin has served as a member of the board of directors of several private biotechnology companies. Dr. Hicklin also currently serves on the Industry Advisory Committee for The Mark Foundation for Cancer Research. Dr. Hicklin holds an M.S. and Ph.D. in Microbiology and Immunology from New York Medical College, where he trained with Dr. Soldano Ferrone, and a B.S. from the University of Iowa. We believe that Dr. Hicklin’s operational and historical experience with our company gained from being a founder and serving as our President and Chief Executive Officer and member of our board of directors, combined with his extensive experience in oncology drug discovery, qualifies him to serve as a member of our board of directors.
There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she was or is to be selected as a director.

PROPOSAL NO. 2-RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024
Our stockholders are being asked to ratify the appointment by the audit committee of the board of directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Ernst & Young LLP has served as our independent registered public accounting firm since August 2022.
On August 31, 2022, our Audit Committee appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2022, subject to completion of Ernst & Young LLP’s customary client acceptance procedures. The decision to change auditors was the result of a request for proposal process in which we evaluated the credentials of several firms, including Deloitte & Touche LLP (“Deloitte”). On August 31, 2022, the Audit Committee also dismissed Deloitte as our independent registered public accounting firm. The audit report of Deloitte on our consolidated financial statements as of and for each of the two years in the period ended December 31, 2021 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2021 and 2020 and the subsequent interim period through August 31, 2022, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in its audit reports on our consolidated financial statements for such years. During the fiscal years ended December 31, 2021 and 2020 and in the subsequent interim period through August 31, 2022, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). During the fiscal years ended December 31, 2021 and 2020 and the subsequent interim period through August 31, 2022, neither we nor anyone on our behalf consulted with Ernst & Young LLP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report nor oral advice was provided to us that Ernst & Young LLP concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
In connection with the filing of a Current Report on Form 8-K on September 7, 2022, we provided Deloitte with a copy of the disclosure included in the foregoing paragraph and requested that Deloitte furnish us with a letter addressed to the SEC stating whether or not it agreed with the statements made in the foregoing paragraph. A copy of Deloitte’s letter dated September 7, 2022 is attached as Exhibit 16.1 to the Current Report on Form 8-K that we filed on September 7, 2022.
The audit committee is solely responsible for selecting our independent registered public accounting firm for the fiscal year ending December 31, 2024. Stockholder approval is not required to appoint Ernst & Young LLP as our independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Ernst & Young LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Ernst & Young LLP. If the selection of Ernst & Young LLP is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of our company and our stockholders.
A representative of Ernst & Young LLP is expected to virtually attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions from our stockholders.

Fees Paid to Independent Registered Public Accounting Firm
The following table provides information regarding the fees billed by Ernst & Young LLP for the fiscal years ended December 31, 2023 and December 31, 2022.
Fee Category	2023	2022
Audit fees(1)	$799,865	$492,325
Audit related fees	$—	$—
Tax fees	$—	$—
All other fees(2)	$3,600	$—
Total fees	$803,465	$492,325
(1)
“Audit fees” during the 2023 and 2022 fiscal years consist of fees for the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q and other professional services provided in connection with regulatory filings or engagements.

(2)	“All Other Fees” during the 2023 fiscal year consist of subscription fees. There were no other fees for the 2022 fiscal year.
Fees Paid to Prior Independent Registered Public Accounting Firm
The following table provides information regarding the fees billed by the Company’s previous independent registered public accounting firm, Deloitte & Touche LLP, for the fiscal year ended December 31, 2022.
Fee Category	2022
Audit fees(1)	$383,975
Audit related fees	$—
Tax fees	$—
All other fees	$—
Total fees	$383,975
(1)
“Audit fees” during the 2022 fiscal year consist of fees for the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q and other professional services provided in connection with regulatory filings or engagements.

Audit Committee Pre-Approval Policy and Procedures
Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.
From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next fiscal quarter. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.
During our 2023 and 2022 fiscal years, no services were provided to us by Ernst & Young LLP or Deloitte & Touche LLP other than in accordance with the pre-approval policies and procedures described above.
The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

CORPORATE GOVERNANCE
Director Nomination Process
Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board, and recommending the persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate director candidates.
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the committee and our board. While there are no specific minimum qualifications for a committee-recommended nominee to our board of directors, the qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:
•	Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.
•
Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to our current and long-term objectives and should be willing and able to contribute positively to our decision-making process.

•	Nominees should have a commitment to understand our company and our industry and to regularly attend and participate in meetings of our board of directors and its committees.
•
Nominees should have the interest and ability to understand the sometimes conflicting interests of our various constituencies, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders.

•
Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all of our stockholders and to fulfill the responsibilities of a director.

•
Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The value of diversity on our board of directors should be considered.

The nominating and corporate governance committee may use a third-party search firm in those situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate. The nominating and corporate governance committee may also take recommendations from other sources, including our chief executive officer. Michael B. Atkins, M.D. was initially recommended to the nominating and corporate governance committee as a director nominee by our chief executive officer.
Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our Corporate Secretary at our principal executive offices and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. The specific requirements for the information that is required to be provided for such recommendations to be considered are specified in our second amended and restated bylaws and must be received by us no later than the date referenced below under the heading “Stockholder Proposals for our 2025 Annual Meeting.”

Assuming that biographical and background material has been provided on a timely basis, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors decides to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting.
Total Number of Directors	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6	0	1
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	1	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	6	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0	0	0	0
Did Not Disclose Demographic Background	0	0	0	1
Our board diversity matrix as of April 27, 2023 can be found in the proxy statement for our 2023 Annual Meeting of Stockholders, filed with the SEC on April 27, 2023.
Director Independence
The rules of the Nasdaq Stock Market, or Nasdaq, require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.
In April 2024, our board of directors undertook a review of the composition of our board of directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that each of our current directors and director nominees, with the exception of Daniel J. Hicklin and Briggs W. Morrison, is an “independent director” as defined under applicable Nasdaq rules, including, in the case of all the members of our audit committee, the independence criteria set forth in Rule 10A-3 under the Exchange Act, and in the case of all the members of our compensation committee, the independence criteria set forth in Rule 10C-1 under the Exchange Act.

In making such determination, our board of directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances that our board of directors deemed relevant in determining his or her independence, including the beneficial ownership of our capital stock by each non-employee director. Daniel J. Hicklin is not an independent director under these rules because he is our President and Chief Executive Officer. Briggs W. Morrison is not an independent director as a result of certain payments made by Crossbow Therapeutics, Inc., or Crossbow, to us pursuant to the terms of a sublease agreement we entered into with Crossbow in May 2022. For further discussions about the sublease, please see “Certain Relationships and Related Person Transactions — Sublease Agreement.”
There are no family relationships among any of our directors or executive officers.
Board Committees
Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee, each of which operates under a charter approved by our board of directors. A current copy of the charter for each of the audit committee, compensation committee and the nominating and corporate governance committee is posted on the “Corporate Governance” section of the “Investors” section of our website, which is located at www.werewolftx.com. Our board of directors also appoints from time to time ad hoc committees to address specific matters.
Audit Committee
The current members of our audit committee are Derek DiRocco, Ph.D., Alon Lazarus, Ph.D., and Michael Sherman, MBA, and Mr. Sherman is the chair of the audit committee. Our audit committee met nine times during 2023. Our audit committee’s responsibilities include:
•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;
•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
•	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
•	overseeing our risk assessment and risk management policies;
•	establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting-related complaints and concerns;
•	meeting independently with our internal auditing staff, if any, our independent registered public accounting firm and management; and
•	reviewing and approving or ratifying any related person transactions; and preparing the audit committee report required by SEC rules.
All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.
Our board of directors has determined that Michael Sherman is an “audit committee financial expert” as defined by applicable SEC rules and that each of the members of our audit committee possesses the financial sophistication required for audit committee members under Nasdaq rules. We believe that the composition of our audit committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.

Compensation Committee
The current members of our compensation committee are Meeta Chatterjee, Ph.D., Luke Evnin, Ph.D., Alon Lazarus, Ph.D., and Michael Sherman, MBA, and Dr. Lazarus is the chair of the compensation committee. Our compensation committee met five times during 2023. Our compensation committee’s responsibilities include:
•	reviewing and approving, or making recommendations to our board of directors with respect to, the compensation of our Chief Executive Officer and our other executive officers;
•	overseeing an evaluation of our senior executives;
•	overseeing and administering our cash and equity incentive plans;
•	reviewing and making recommendations to our board of directors with respect to director compensation;
•	reviewing and making recommendations to our board of directors with respect to management succession planning;
•	approving or making recommendations to our board of directors for approval with respect to compensation recovery or “clawback” policies and overseeing the administration of such policies;
•	reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure if and to the extent required by SEC rules; and
•	preparing the compensation committee report if and to the extent then required by SEC rules.
We believe that the composition of our compensation committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.
Nominating and Corporate Governance Committee
The current members of our nominating and corporate governance committee are Michael B. Atkins, M.D., Meeta Chatterjee, Ph.D., Derek DiRocco, Ph.D., and Luke Evnin, Ph.D., and Dr. Evnin is the chair of the nominating and corporate governance committee. Dr. Atkins was elected to the nominating and corporate governance committee in January 2024. Our nominating and corporate governance committee met four times during 2023. Our nominating and corporate governance committee’s responsibilities include:
•	recommending to our board of directors the persons to be nominated for election as directors and to each of our board’s committees;
•	reviewing and making recommendations to our board of directors with respect to our board leadership structure;
•	reviewing and making recommendations to our board with respect to management succession planning;
•	developing and recommending to our board of directors corporate governance principles; and
•	overseeing an annual evaluation of our board of directors.
We believe that the composition of our nominating and corporate governance committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.
Board of Director Meetings and Attendance
Our board of directors recognizes the importance of director attendance at board and committee meetings. The full board of directors met eight times during 2023. During 2023, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings held by the board of directors (during the period that such person served as a director) and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).
Director Attendance at Annual Meeting of Stockholders
Our corporate governance guidelines provide that directors are responsible for attending the annual meeting of stockholders. All of our directors attended our annual meeting in 2023.

Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions. A current copy of the code is posted on the “Corporate Governance” section of the “Investors” section of our website, which is located at http://www.werewolftx.com. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website. We have included our website in this proxy statement solely as an inactive textual reference.
Corporate Governance Guidelines
Our board of directors has adopted corporate governance guidelines to assist the board of directors in the exercise of its duties and responsibilities and to serve the best interests of our company and our stockholders. These guidelines provide that:
•	the principal responsibility of our board of directors is to oversee our management;
•	a majority of the members of the board of directors must be independent directors, unless otherwise permitted by Nasdaq rules;
•	the independent directors meet in executive session at least twice a year;
•	directors have full and free access to management and, as necessary, independent advisors;
•	new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and
•	our nominating and corporate governance committee will oversee a periodic self-evaluation of the board to determine whether it and its committees are functioning effectively.
A copy of the corporate governance guidelines is available on the “Corporate Governance” section of the “Investors” section of our website, which is located at www.werewolftx.com.
Board Leadership Structure and Oversight of Risk
Our corporate governance guidelines provide that the nominating and corporate governance committee shall periodically assess the board of directors’ leadership structure, including whether the offices of chief executive officer and chair of the board of directors should be separate. Our guidelines provide the board of directors with flexibility to determine whether the two roles should be combined or separated based upon our needs and the board of directors’ assessment of its leadership from time to time. We do not currently have a lead independent director because the chair of our board of directors is independent within the meaning of the Nasdaq listing rules.
We currently separate the roles of chief executive officer and chair of the board of directors. Our president and chief executive officer is responsible for setting the strategic direction for our company and the day-to-day leadership and performance of our company, while the chair of our board of directors presides over meetings of the board of directors, including executive sessions of the board of directors, and performs oversight responsibilities. Separating the duties of the chair from the duties of the chief executive officer allows our chief executive officer to focus on our day-to-day business, while allowing the chair to lead the board of directors in its fundamental role of providing advice to and independent oversight of management.
Specifically, our chair runs meetings of our independent directors, facilitates communications between management and the board of directors and assists with other corporate governance matters. Our board of directors believes that this structure ensures a greater role for the independent directors in the oversight of our company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our board of directors. Our board of directors believes its administration of its risk oversight function has not affected its leadership structure. Our board of directors believes that we have an appropriate leadership structure for us at this time which demonstrates our commitment to good corporate governance. Although the roles of chair and chief executive officer are currently separate, our nominating and corporate governance committee and board of directors believe it is appropriate for our chief executive officer to serve as a member of our board of directors.
Risk is inherent with every business and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under “Risk Factors” in our Annual Report on Form 10-K.

Our board of directors is actively involved in oversight of risks that could affect us. Our board of directors oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis and our board of directors and its committees oversee the risk management activities of management. Our board of directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company. Our audit committee oversees risk management activities related to financial controls and legal and compliance risks. Our compensation committee oversees risk management activities relating to our compensation policies and practices and management succession planning. Our nominating and corporate governance committee oversees risk management activities relating to board composition. In addition, members of our senior management team attend our quarterly board meetings and are available to address any questions or concerns raised by the board on risk management and any other matters. Our board of directors believes that full and open communication between management and the board of directors is essential for effective risk management and oversight.
Communication with Our Directors
Any interested party with concerns about our company may report such concerns to the board of directors, or the chair of our board of directors, or otherwise the chair of the nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:
Werewolf Therapeutics, Inc.
200 Talcott Ave, 2nd Floor, Watertown, Massachusetts 02472
Attention: Corporate Secretary
You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.
A copy of any such written communication may also be forwarded to our legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with our legal counsel, with independent advisors, with non-management directors, or with our management, or may take other action or no action as the director determines in good faith, using reasonable judgment and discretion.
Communications may be forwarded to all directors if they relate to important substantive matters and include suggestions or comments that may be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.
The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Concerns regarding questionable accounting or auditing matters or complaints regarding accounting, internal accounting controls or auditing matters may be submitted in writing to our General Counsel, Chief Executive Officer or Chief Financial Officer at 200 Talcott Ave, 2nd Floor, Watertown, MA 02472 or via the toll-free telephone number 833-412-2334.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of certain changes in ownership of common stock and other equity securities of our company. Such executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish our company with copies of all Section 16(a) forms they file.
To our knowledge, based solely on our review of the reports provided to us and on representations received from our directors and executive officers, we believe that all of our directors, executive officers and persons who beneficially own more than 10 percent of our common stock complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal year 2023, with the following exceptions: a late Form 4 filing was made on behalf of each of Daniel Hicklin, Cynthia Seidel-Dugan, Reid Leonard, Ellen Lubman, Randi Isaacs, Tim Trost and Chulani Karunatilake, in each instance to report a single transaction which occurred on January 3, 2023.

EXECUTIVE OFFICERS
The following table sets forth our executive officers as of April 12, 2024.
Name	Age	Position
Daniel J. Hicklin, Ph.D.	61	President, Chief Executive Officer and Director
Randi Isaacs, M.D.	68	Chief Medical Officer
Chulani Karunatilake, Ph.D.	65	Chief Technology Officer
Ellen Lubman, M.B.A.	48	Chief Business Officer
Timothy W. Trost	66	Chief Financial Officer and Treasurer
Executive Biographies
For the biography of Dr. Hicklin, please see “Directors Continuing in Office.”
Randi Isaacs, M.D., has served as our Chief Medical Officer since November 2020. Previously, from May 2010 until November 2020, Dr. Isaacs held roles of increasing responsibility as Clinical Program Leader, Deputy Site Head, and, from August 2015 to November 2020, Executive Director and Clinical Site Head of Translational Clinical Oncology at the Novartis Institutes for Biomedical Research. She previously held executive leadership roles in oncology and clinical development at Merck, Schering Plough and Sandoz. Prior to transitioning to the biopharmaceutical industry, Dr. Isaacs held various academic appointments, including Assistant Professor of Medicine in the Division of Hematology/Oncology at the State University of New York Health Sciences Center and Clinical Assistant Professor of Hematology/Oncology at the University of Medicine and Dentistry of New Jersey. Dr. Isaacs has served on the clinical advisory board of C4 Therapeutics, Inc., a publicly traded biotechnology company, since May 2021. Dr. Isaacs also serves on the Scientific Advisory Board of MMF Investment Fund, a not-for-profit entity, and Tiga Tx, Inc., a privately held entity. Dr. Isaacs earned her B.A. in Chemistry from Wellesley College and holds an M.D. with honors from Dartmouth Medical School. She completed her residency and postdoctoral training at the University of California San Francisco and University of Pennsylvania and hematology/medical oncology fellowship training at the Memorial Sloan-Kettering Cancer Center.
Chulani Karunatilake, Ph.D., has served as our Chief Technology Officer since June 2021. Previously, from July 2019 to June 2021, Dr. Karunatilake served as Senior Vice President of Technical Operations for Maverick Therapeutics (acquired by Takeda), where he was responsible for all aspects of Chemistry and Manufacturing Controls (CMC). Prior to Maverick, Dr. Karunatilake was Senior Vice President of Biologics CMC and initially Vice President of Pharmaceutical Development and Manufacturing at Nektar Therapeutics, from May 2011 to May 2019. He has also held numerous leadership positions at Amgen, Chiron/Novartis, Genentech, and Eli Lilly. Dr. Karunatilake earned his Ph.D. in Chemistry/Biochemistry from the University of Illinois and holds a B.S. in Chemistry from the University of Colombo in Sri Lanka.
Ellen Lubman, M.B.A., has served as our Chief Business Officer since August 2020. From October 2018 to July 2020, Ms. Lubman served as the Chief Business Officer at Impel NeuroPharma, Inc., a publicly traded biotechnology company focused on neurological diseases. Prior to Impel, she was the Vice President of External Science & Innovation at Forest Labs, from February 2014 until its acquisition by Actavis plc in July 2014, and served in the same role at Actavis through June 2018 during which time Actavis merged with and renamed itself Allergan plc. Prior to Allergan, Ms. Lubman held numerous executive and leadership roles at Kadmon Pharmaceuticals, Bristol Myers Squibb, Celtic Pharma Management, L.P., Robertson Stephens Investment Bank and Abbott Labs. Ms. Lubman serves as a member of the board of directors of several private life sciences companies. Ms. Lubman serves on the Advisory Board of TMRW.org. Ms. Lubman also currently serves on the Scientific Advisory Board of the Daedalus Innovation Fund of Weill-Cornell, the board of directors of Red Door Community of NYC (formerly Gilda’s Club of NYC) and is the Southern California Chairwoman of Executive Women in BIO. Ms. Lubman earned her M.B.A. from Stanford Graduate School of Business with a focus on Global Management and her B.A. in Biology from Rutgers College.
Timothy W. Trost has served as our Chief Financial Officer and Treasurer since February 2021. Previously, Mr. Trost served as Chief Financial Officer of Asklepios Biopharmaceutical, Inc., or AskBio, a biotechnology company, from May 2020 until it was acquired by Bayer AG in December 2020. Prior to joining AskBio, from March 2011 until May 2019, Mr. Trost served as Senior Vice President, Chief Financial Officer, of Chimerix, Inc., a biopharmaceutical company, and also served as its Corporate Secretary from February 2012 until May 2019. Previously, Mr. Trost served as Vice President and Chief Financial Officer at Argos Therapeutics,

Inc., a venture-backed immunotherapy company; Senior Vice President and Chief Financial Officer at InteCardia, Inc., a venture-backed cardiac imaging company that was acquired by Syncor International Corporation; and as Executive Vice President and Chief Financial Officer of Coastal Physician Group, Inc., a contract provider of emergency room physicians, having joined as Vice President of Corporate Development. Mr. Trost previously served with PricewaterhouseCoopers LLP, last serving as a Senior Manager in the Research Triangle practice. Mr. Trost holds a B.S. in accounting from the University of Illinois at Urbana-Champaign and is a Certified Public Accountant.

EXECUTIVE AND DIRECTOR COMPENSATION
This section describes the material elements of compensation awarded to, earned by or paid to each of our named executive officers for 2023. Our named executive officers for 2023 were Daniel J. Hicklin, Ph.D., our President and Chief Executive Officer, Randi Isaacs, M.D., our Chief Medical Officer, and Timothy W. Trost, our Chief Financial Officer and Treasurer.
This section also provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our executive officers and is intended to place in perspective the data presented in the tables and narrative that follow.
Summary Compensation Table
The following table sets forth information regarding compensation awarded to, earned by or paid to each of our named executive officers for the years ended December 31, 2023 and 2022.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Daniel J. Hicklin, Ph.D.(4) President and Chief Executive Officer	2023	583,440	332,561	438,640	12,263	1,366,904
	2022	530,400	275,278	1,657,588	11,630	2,474,896
Randi Isaacs, M.D. Chief Medical Officer	2023	474,000	216,144	153,339	12,282	855,765
	2022	442,000	183,519	581,670	11,630	1,218,819
Timothy W. Trost Chief Financial Officer and Treasurer	2023	447,000	203,832	152,596	12,157	815,585
	2022	399,000	165,665	506,441	11,630	1,082,736
(1)
Amounts shown for 2023 and 2022 represent the annual bonus earned by each of Drs. Hicklin and Isaacs and Mr. Trost based on our attainment of the corporate goals in the respective years as determined by the board of directors in its sole discretion, upon the recommendation of the compensation committee, or by the compensation committee in its sole discretion.

(2)
The amounts reported in the “Option Awards” column reflect the aggregate fair value of stock-based compensation awarded during the year computed in accordance with the provisions of the Financial Accounting Standard Board Accounting Standards Codification Topic 718, or ASC 718. See Note 9 to our consolidated financial statements appearing in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed on March 7, 2024 with the SEC, regarding assumptions underlying the valuation of equity awards. These amounts reflect the accounting cost for these stock options and do not reflect the actual economic value that may be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options. On July 1, 2022, we granted stock option awards to each of the named executive officers, the vesting of which is subject to achieving certain performance conditions prior to December 31, 2023. As of the grant date, the performance conditions were deemed not probable and, therefore, no value is included in the Option Awards or Total columns. Assuming the highest level of performance conditions will be achieved, the grant date fair values of these stock options are $922,891, $340,862 and $340,862 for Drs. Hicklin and Isaacs and Mr. Trost, respectively, calculated in accordance with ASC 718. Because the specified performance conditions were not achieved, these stock option awards expired without vesting on December 31, 2023.

(3)
The amounts reported include (i) life insurance premiums of $918 for each of Drs. Hicklin and Isaacs and Mr. Trost for 2023 and $891 for each of Drs. Hicklin and Isaacs and Mr. Trost for 2022, (ii) the payment of $1,589 for tax gross-ups for long-term disability insurance for each of Drs. Hicklin and Isaacs and Mr. Trost for 2023 and 2022, respectively, and (iii) 401(k) contributions matched by the company in the amount of $9,756 for Dr. Hicklin, $9,775 for Dr. Isaacs and $9,650 for Mr. Trost for 2023 and 401(k) contributions matched by the company in the amount of $9,150 for each of Drs. Hicklin and Isaacs and Mr. Trost for 2022.

(4)	Dr. Hicklin is also a member of our board of directors but did not receive any additional compensation in his capacity as a director.
Narrative to Summary Compensation Table
Our executive compensation program is administered by the compensation committee of our board of directors, subject to the oversight and approval of our board of directors. Our compensation committee reviews our executive compensation practices on an annual basis and based on this review approves, or, as appropriate, makes recommendations to our board of directors for approval of, our executive compensation program. In designing our executive compensation program, our compensation committee considers compensation data for national and regional companies in the biotechnology/pharmaceutical industry provided by our independent compensation consultant to help guide its executive compensation decisions at the time of hiring and for subsequent adjustments in compensation. During the past fiscal year, the compensation committee retained Pearl Meyer & Partners, LLC, or Pearl Meyer, a compensation consulting firm, to advise the compensation committee on our compensation program for executive officers, which includes base salaries, annual performance-based cash incentives and equity incentive awards and Pearl Meyer made recommendations with respect to the amount and form of executive and director compensation. Although our compensation committee considers the advice and guidance of Pearl Meyer as to our executive compensation programs, our compensation committee ultimately makes its own decision about these matters. In the future, we expect that our compensation committee will continue to engage independent compensation consultants to provide additional guidance on our executive compensation programs and to conduct further competitive benchmarking against a peer group of publicly traded companies.
Base Salary
We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary.
In January 2023, we set the 2023 base salaries for Drs. Hicklin and Isaacs and Mr. Trost at $583,440, $474,000 and $447,000, respectively.
Annual Bonus
The employment agreements for Drs. Hicklin and Isaacs and Mr. Trost provide that they will be eligible for annual bonuses up to a specified percentage of their salary, based upon the assessment of the board of directors (or a committee thereof), in its sole discretion, of the officer’s performance and our Company’s performance during the applicable fiscal year. These annual bonuses are calculated as a percentage of base salary and are designed to motivate our employees to achieve annual goals based on our strategic, financial and operating performance objectives. From time to time, our board of directors or our compensation committee may approve discretionary annual cash bonuses to our named executive officers.
The target annual bonus percentage for the 2023 bonuses was 50% for Dr. Hicklin and 40% for each of Dr. Isaacs and Mr. Trost. With respect to 2023, we awarded bonuses of $332,561, $216,144 and $203,832 to Drs. Hicklin and Isaacs and Mr. Trost, respectively, based on our achievement of certain company goals and individual performance objectives as determined by the compensation committee.
Equity Incentives
Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our executive officers with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executive officers and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors periodically reviews the equity incentive compensation of our executive officers, including our named executive officers, and from time to time may grant equity incentive awards to them in the form of stock options.
On January 3, 2023, we granted stock option awards to purchase 295,500 shares, 103,300 shares and 102,800 shares of our common stock to Drs. Hicklin and Isaacs and Mr. Trost, respectively. These stock options vest in equal monthly installments over a four-year period beginning on February 1, 2023 and ending on January 1, 2027.
On January 6, 2022, we granted stock option awards to purchase 215,888 shares, 79,516 shares and 65,960 shares of our common stock to Drs. Hicklin and Isaacs and Mr. Trost, respectively. These stock options vest in equal monthly installments over a four-year period beginning on January 1, 2022 and ending on January 1, 2026.
On July 1, 2022, we granted performance-based stock option awards to purchase 274,670 shares, 101,447 shares and 101,447 shares of our common stock to Drs. Hicklin and Isaacs and Mr. Trost, respectively. These stock options would have vested only upon achievement of specified performance targets related to certain business objectives, with 60% vesting upon the achievement of one performance target and 40% vesting upon the achievement of a second performance target, in each case prior to December 31, 2023. These performance targets were not achieved, and accordingly these awards expired without vesting on December 31, 2023.
The vesting of the stock options granted to our named executive officers is subject to acceleration upon certain terminations of the officer’s employment with us, as described below under “Employment Agreements with our Named Executive Officers.”

We use stock options to compensate our executive officers in the form of initial grants in connection with the commencement of employment and also at various times, often but not necessarily annually, if the board of directors or the compensation committee determines such awards are advisable. We have granted option awards to our executive officers with time-based vesting and performance-based vesting. The time-based vesting option awards that we have granted to our executive officers generally vest over four years following the vesting commencement date. Vesting rights cease upon termination of employment and exercise rights for stock options cease shortly after termination of employment. Prior to the exercise of a stock option, the holder has no rights as a stockholder with respect to the shares subject to such stock option, including no voting rights and no right to receive dividends or dividend equivalents. In addition, we may grant restricted stock units from time to time under the 2021 Stock Incentive Plan, or the 2021 Plan, but we have not made any such restricted stock unit grants under the 2021 Plan to our executive officers to date.
The exercise price of all stock options granted since the closing of our initial public offering is equal to the fair market value of shares of our common stock on the date of grant, which we determine by reference to the closing market price of our common stock on the date of grant.
Outstanding Equity Awards at 2023 Fiscal Year End
The following table sets forth information regarding all outstanding stock options and shares of restricted stock held by each of our named executive officers as of December 31, 2023.
	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Daniel J. Hicklin, Ph.D.	545,532	181,845(1)	4.77	12/7/2030
	103,610	51,806(2)	16.00	4/29/2031
	103,446	112,442(3)	11.55	1/5/2032
	67,718	227,782(4)	2.05	12/31/2032
Randi Isaacs, M.D.	136,411	40,555(5)	3.03	11/8/2030
	105,156	35,052(1)	4.77	12/7/2030
	37,857	18,929(2)	16.00	4/29/2031
	38,101	41,415(3)	11.55	1/5/2032
	23,672	79,628(4)	2.05	12/31/2032
Timothy W. Trost	175,533	72,279(6)	5.98	2/11/2031
	36,504	18,252(2)	16.00	4/29/2031
	31,605	34,355(3)	11.55	1/5/2032
	23,558	79,242(4)	2.05	12/31/2032
(1)	This option vests over four years, with 25% of the shares vesting on December 8, 2021, and the remainder vesting in equal monthly installments thereafter, subject to continuous service.
(2)	This option vests over four years in equal monthly installments following April 30, 2021, subject to continuous service.
(3)	This option vests over four years in equal monthly installments following January 1, 2022, subject to continuous service.
(4)	This option vests over four years in equal monthly installments following January 1, 2023, subject to continuous service.
(5)
This option vests over four years, with 25% of the shares vesting on the first anniversary of November 9, 2020, and the remainder vesting in equal monthly installments thereafter, subject to continuous service.

(6)
This option vests over four years, with 25% of the shares vesting on the first anniversary of February 8, 2021, and the remainder vesting in equal monthly installments thereafter, subject to continuous service.

Employment Agreements with our Named Executive Officers
We entered into employment agreements with each of Drs. Hicklin and Isaacs and Mr. Trost that became effective on April 29, 2021. These employment agreements set forth the terms and conditions of each executive’s continued employment with us, including base salary, target annual bonus opportunity, standard employee benefit plan participation and certain benefits upon termination of the executive’s employment under specified conditions. The employment of all of our named executive officers is at will.

Under the employment agreements, Dr. Hicklin’s base salary was initially set at $510,000 and his annual target bonus amount was set at 50%, Dr. Isaacs’s base salary was initially set at $425,000 and her annual target bonus amount was set at 40%, and Mr. Trost’s base salary was set at $385,000 and his annual target bonus amount was set at 40%. The employment agreements provide that, in the event that the executive’s employment is terminated by us without “cause” or by the executive for “good reason,” then subject to the execution and effectiveness of a separation and release agreement, the executive will be entitled to receive (i) an amount equal to (x) 12 months of base salary in the case of Dr. Hicklin if such termination occurs more than three months prior to or more than 12 months following a “change in control,” and nine months of base salary in the case of Dr. Isaacs and Mr. Trost if such termination occurs prior to or more than 12 months following a change in control, in each case, payable on our regular payroll practices, or (y) 18 months of base salary in the case of Dr. Hicklin if such termination occurs within three months prior to or 12 months following a change in control, and 12 months base salary in the case of Dr. Isaacs and Mr. Trost if such termination occurs within 12 months following a change in control, in each case, payable in a lump sum; (ii) an amount equal to the executive’s full target bonus for the year in which the executive’s date of termination occurs payable as a lump sum, if such termination occurs within three months prior to or 12 months following a change in control in the case of Dr. Hicklin or if such termination occurs within 12 months following a change in control in the case of Dr. Isaacs and Mr. Trost; and (iii) payment of the monthly employer COBRA premium for a period corresponding to the months of base salary paid.
In addition, the employment agreements provide that in the event of a termination of the executive’s employment by us without cause or by the executive for good reason then, subject to the timely execution of the separation and release agreement, the vesting of all unvested equity awards that vest solely on the passage of time held by the executive will be accelerated (i) as to six additional months of vesting if such termination occurs more than three months prior to or more than 12 months following a change in control in the case of Dr. Hicklin, or prior to or more than 12 months following a change in control in the case of Dr. Isaacs and Mr. Trost and (ii) in full if such termination occurs within three months prior to or 12 months following a change in control in the case of Dr. Hicklin, or within 12 months following a change in control in the case of Dr. Isaacs and Mr. Trost.
Pursuant to the terms of their employment agreements, each of our named executive officers has entered into standard form agreements with respect to non-competition, non-solicitation, confidential information and assignment of inventions.
401(k) Plan
We maintain a defined contribution employee retirement plan for our employees, including our named executive officers. The plan is intended to qualify as a tax-qualified 401(k) plan so that contributions to the 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan (except in the case of contributions under the 401(k) plan designated as Roth contributions). Under the 401(k) plan, each employee is fully vested in his or her deferred salary contributions and any qualified nonelective contributions made by us. Employee contributions are held and invested by the plan’s trustee as directed by participants. The 401(k) plan provides us with the discretion to match employee contributions. In 2022 and 2023, the Company matched 50% of each participant’s contribution up to a maximum of 6% of the participant’s eligible compensation paid during the period.
Other Policies, Procedures, or Considerations
Anti-Hedging and Pledging Policy. Our insider trading policy expressly prohibits all of our employees, including our named executive officers, as well as our directors, family members and controlled entities from engaging in speculative transactions in our securities, including short sales, puts/calls, purchases of financial instruments that are designed to hedge or offset any decrease in the market value of our securities, and margin accounts or pledges.
Rule 10b5-1 Sales Plans. Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from the director or officer. It also is possible that the director or officer could amend the plan in certain circumstances when not in possession of material nonpublic information or terminate the plan. In addition, our directors and executive officers may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information.

Clawback Policy. We have adopted a “clawback policy” compliant with Nasdaq listing standards which provides that, in the event that we are required to prepare an accounting restatement, we will attempt to recover from our current or former executive officers the pre-tax amount of incentive-based compensation in excess of what would have been paid to such executive officer after giving effect to the accounting restatement during the three completed fiscal years immediately preceding the earlier of (i) the date our board of directors, or a committee of our board of directors, or the officer or officers of the Company authorized to take such action if board action is not required, concludes, or reasonably should have concluded, that the Company is required to prepare an accounting restatement, or (ii) the date a court, regulator, or other legally authorized body directs the Company to prepare an accounting restatement. For purposes of the policy, incentive-based compensation means any compensation that is granted, earned or vested based wholly or in part upon the attainment of any measures determined and presented in accordance with the accounting principles used in preparing the Company’s financial statements, and any measures that are derived wholly or in part from such measures (whether or not such measures are presented within the Company’s financial statements or included in a filing made with the SEC); stock price; and total stockholder return. If the incentive-based compensation is based on our stock price or total stockholder return and the amount of excess incentive-based compensation is not calculable directly from the information in an accounting restatement, the amount recovered will be based on a reasonable estimate of the effect of the accounting restatement on the stock price or total stockholder return upon which the incentive-based compensation was received.
Director Compensation
The table below shows all compensation to our non-employee directors during the year ended December 31, 2023. Dr. Atkins joined our board of directors in January 2024 and accordingly is not included in the table.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total ($)
Meeta Chatterjee, Ph.D.	39,330	26,030	65,360
Derek DiRocco, Ph.D.	46,500	26,030	72,530
Luke Evnin, Ph.D.	78,000	26,030	104,030
Alon Lazarus, Ph.D.	52,500	26,030	78,530
Briggs W. Morrison, M.D.	36,292	26,030	62,322
Michael Sherman, MBA	52,625	26,030	78,655
(1)
The amounts reported in the “Option Awards” column reflect the aggregate grant-date fair value of stock-based compensation awarded during the year computed in accordance with the provisions of ASC 718. See Note 9 to our consolidated financial statements appearing in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed on March 7, 2024 with the SEC, regarding assumptions underlying the valuation of equity awards. These amounts reflect the accounting cost for these stock options and do not reflect the actual economic value that may be realized by the directors upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(2)
As of December 31, 2023, the aggregate number of shares of our common stock subject to outstanding option awards for each non-employee director serving during 2023 was as follows: Dr. Evnin, 48,000 shares; Dr. Chatterjee, 44,133 shares; Dr. DiRocco, 48,000 shares; Dr. Lazarus, 48,000 shares; Dr. Morrison, 79,047 shares; and Mr. Sherman, 48,000 shares.

Dr. Hicklin, one of our directors who also serves as our president and chief executive officer, does not receive any additional compensation for his service as a director. Dr. Hicklin is one of our named executive officers and, accordingly, the compensation that we pay to Dr. Hicklin is discussed above under “Summary Compensation Table” and “Narrative to Summary Compensation Table.”
Our board of directors has approved a non-employee director compensation program that is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Under this director compensation program, we pay our non-employee directors a cash retainer for service on the board of directors and for service on each committee on which the director is a member. The chair of the board and of each committee receive higher retainers for such service. These fees are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment is prorated for any portion of such quarter that the director is not serving on our board of directors. During the year ended December 31, 2023, the fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member are as follows:

	Member Annual Fee ($)	Chair Additional Annual Fee ($)
Board of Directors	35,000	30,000
Audit Committee	7,500	7,500
Compensation Committee	5,000	5,000
Nominating and Corporate Governance Committee	4,000	4,000
We also reimburse our non-employee directors for reasonable travel and other expenses incurred in connection with attending meetings of our board of directors and any committee of our board of directors on which they serve.
In addition, under our director compensation program, each non-employee director, upon his or her election or appointment to our board of directors, receives an option to purchase a number of shares of our common stock under the 2021 Plan. In 2023, the number of shares subject to this new director grant was 26,400. Each of these options vests with respect to one-third of such shares on the first anniversary of the grant date and thereafter in equal monthly installments until all shares are vested on the third anniversary of the grant date, subject to the non-employee director’s continued service as a director. Further, on the date of each annual meeting of stockholders, each non-employee director receives an option to purchase a number of shares of our common stock under the 2021 Plan; provided that if any director is initially elected to the board of directors in the twelve months preceding the annual meeting, the number of shares subject to the option will be pro-rated on a monthly basis for time in service (including partial months). In 2023, the number of shares subject to this annual grant was 13,200. Each of these options vests in full on the earlier of the first anniversary of the grant date and the next annual meeting of stockholders following the grant date, subject to the non-employee director’s continued service as a director. All options issued to our non-employee directors under our director compensation program will be issued at exercise prices equal to the fair market value of our common stock on the date of grant and will have a term of ten years. Upon a change of control of our company any unvested options held by our non-employee directors will automatically vest.
Our compensation committee is responsible for reviewing the compensation of our non-employee directors periodically and recommends changes to the board of directors when it deems appropriate. Our compensation committee conducts this review through the assistance of the compensation committee’s external compensation consultant, although the compensation committee ultimately makes its own decision about these matters. As a result of such review, effective January 1, 2024, the board of directors, upon the recommendation of the compensation committee, adopted a non-employee director compensation policy that (i) increased the annual cash retainers for the members of the board of directors to $40,000; (ii) increased the number of shares subject to the new director option grant to 35,000; and (iii) increased the number of shares subject to the annual option grant to 17,500.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Since January 1, 2022, we have engaged in the following transactions in which the amounts involved exceeded $120,000 and any of our directors, executive officers or holders of more than 5% of our voting securities, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest. We believe that all of the transactions described below were made on terms no less favorable to us than could have been obtained from unrelated third parties.
Amended and Restated Royalty Transfer Agreement
In December 2017, we entered into a royalty transfer agreement with MPM Oncology Impact Fund Charitable Foundation, Inc., or MPM Charitable Foundation, and UBS Optimus Foundation, or the Royalty Transfer Agreement. MPM Charitable Foundation is affiliated with MPM Capital, a holder of more than 5% of our capital stock. UBS Optimus Foundation is affiliated with UBS Oncology Impact Fund L.P., a holder of more than 5% of our capital stock. Under the Royalty Transfer Agreement, we are obligated to pay a royalty of 0.5% of net sales of our products to each of MPM Charitable Foundation and UBS Optimus Foundation. In August 2019, we amended the Royalty Transfer Agreement by entering into an amended and restated royalty transfer agreement, or the Amended Royalty Transfer Agreement, which provided that only products in our product pipeline at the time of our initial public offering or a change in control would be subject to the royalty on net sales. Under the Amended Royalty Transfer Agreement, our obligation to pay a royalty expires on a product-by-product and country-by-country basis upon the later of the 12th anniversary of the first commercial sale of such product in such country and expiration of the last valid claim in such country covering such product. The royalty rate is subject to a specified reduction for lack of any valid claim covering such product in a country. The obligation to pay royalties under the Amended Royalty Transfer Agreement shall not apply to any product that would only infringe our intellectual property rights that are discovered or developed after our initial public offering or to any product of an acquirer, assignee of the agreement or merger partner of ours so long as such product does not incorporate any of our pre-acquisition intellectual property.
Additionally, in December 2017, we entered into a royalty direction letter, which was amended and restated in August 2019, with MPM Charitable Foundation, UBS Optimus Foundation and UBS Oncology Impact Fund L.P., pursuant to which we agreed that a portion of the consideration received from UBS Oncology Impact Fund L.P. for the purchase of shares of Series A preferred stock in connection with our Series A preferred stock financing was to be treated as consideration for the royalty on net sales under the Amended Royalty Transfer Agreement. Affiliates of MPM Capital and UBS Oncology Impact Fund L.P. that own shares of our common stock hold interests in MPM Charitable Foundation and UBS Optimus Foundation.
Registration Rights
We are a party to an amended and restated investor rights agreement with certain holders of our common stock, including some of our 5% stockholders and their affiliates. This investor rights agreement provides these stockholders the right, subject to certain conditions, to demand that we file a registration statement or to request that their shares be covered by a registration statement that we are otherwise filing.
Indemnification Agreements
Our restated certificate of incorporation provides that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with all of our directors and executive officers. These indemnification agreements may require us, among other things, to indemnify each such director or executive officer for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him or her in any action or proceeding arising out of his or her service as one of our directors or executive officers.
Sublease Agreement
In May 2022, we entered into a sublease agreement with Crossbow, to sublease to Crossbow the entirety of our office and laboratory space in Cambridge, Massachusetts. The term of the sublease agreement commenced in June 2022 and ended in March 2024. We received cash payments under this sublease of approximately $1.6 million and $0.8 million during the years ended December 31, 2023 and December 31, 2022, respectively. In addition, we received $0.2 million from Crossbow in June 2022 as a security deposit.

Dr. Morrison serves as the Chief Executive Officer of Crossbow and holds 5% of Crossbow’s outstanding common stock. Additionally, certain entities affiliated with MPM Capital are beneficial owners of Crossbow. Dr. Evnin co-founded MPM Capital and currently serves as Managing Director, and Dr. Morrison currently serves as Executive Partner.
Policies and Procedures for Related Person Transactions
Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which our company is a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or holders of more than 5% of our capital stock (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect material interest.
A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the audit committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the audit committee will review and consider:
•	the related person’s interest in the related person transaction;
•	the approximate dollar value of the amount involved in the related person transaction;
•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;
•	whether the transaction was undertaken in the ordinary course of our business;
•	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;
•	the purpose of, and the potential benefits to us of, the transaction; and
•
any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

Our audit committee may approve or ratify the transaction only if it determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. Our audit committee may impose any conditions on the related person transaction that it deems appropriate.
In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, our board of directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:
•
interests arising solely from the related person’s position as an executive officer of another entity, whether or not the person is also a director of the entity, that is a participant in the transaction where the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, the related person, and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction and the amount involved in the transaction is less than the greater of $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction; and

•	a transaction that is specifically contemplated by provisions of our certificate of incorporation or bylaws.
The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by our compensation committee in the manner specified in the compensation committee’s charter.

PRINCIPAL STOCKHOLDERS
Unless otherwise provided below, the following table sets forth information with respect to the beneficial ownership of our common stock as of March 31, 2024 by:
•	each of our directors;
•	each of our named executive officers;
•	all of our directors and executive officers as a group; and
•	each person, or group of affiliated persons, who is known to us to be the beneficial owner of 5% or more of the outstanding shares of our common stock.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock that an individual has a right to acquire within 60 days after March 31, 2024, are considered outstanding and beneficially owned by the person holding such right for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Unless otherwise indicated, the address of each beneficial owner is c/o Werewolf Therapeutics, Inc., 200 Talcott Ave, 2nd Floor, Watertown, MA 02472. As of April 1, 2024, there were 43,347,363 shares of our common stock issued and outstanding.
Name Of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (%)
5% Stockholders:
Entities affiliated with RA Capital(1)	6,179,681	14.2
Entities affiliated with MPM Capital(2)	4,316,300	10.0
PFM Health Sciences, LP(3)	3,468,177	8.0
Adage Capital Partners, L.P.(4)	3,034,255	7.0
UBS Oncology Impact Fund, L.P.(5)	2,414,787	5.6
Named Executive Officers and Directors:
Luke Evnin, Ph.D.(2)(6)	4,351,100	10.0
Michael Atkins, M.D.(7)	14,419	*
Meeta Chatterjee, Ph.D.(8)	27,694	*
Derek DiRocco, Ph.D.(9)	34,800	*
Alon Lazarus, Ph.D.(10)	2,081,434	4.8
Briggs Morrison, M.D.(11)	81,370	*
Michael Sherman, MBA(12)	34,800	*
Daniel J. Hicklin, Ph.D.(13)	1,648,831	3.7
Randi Isaacs, M.D.(14)	415,861	1.0
Timothy Trost(15)	328,796	*
All executive officers and directors as a group (12 Persons)(16)	9,716,110	21.1
*	Represents beneficial ownership of less than 1%.
(1)
Based on a Schedule 13D/A filed with the SEC on February 14, 2024, and information known to the Company. Consists of (1) 5,701,056 shares of Common Stock held by RA Capital Healthcare Fund, L.P. (the “Fund”), (2) 443,825 shares of Common Stock held by the RA Capital Nexus Fund II, L.P. (the “Nexus Fund II”), and (3) a total of 34,800 vested stock options (right to buy) which shall vest within 60 days of February 14, 2024. RA Capital Healthcare Fund GP, LLC is the general partner of the Fund and RA Capital Nexus Fund II GP, LLC is the general partner of the Nexus Fund II. The general partner of RA Capital is RA Capital Management GP, LLC, of which Dr. Kolchinsky and Mr. Shah are the controlling persons. RA Capital serves as investment adviser for the Fund and the Nexus Fund II and may be deemed a beneficial owner, for purposes of Section 13(d) of the Securities Exchange Act of 1934 (the “Act”), of any securities of the Issuer held by the Fund or the Nexus Fund II. The Fund and the Nexus Fund II have delegated to RA Capital the sole power to vote and the sole power to dispose of all securities held in the Fund’s and the Nexus Fund II’s portfolio, including the shares of the Issuer’s Common Stock reported herein. Because the Fund and the Nexus Fund II have divested themselves of voting and investment power over the reported securities they hold and may not revoke that delegation on less than 61 days’ notice, the Fund and the Nexus Fund II disclaim beneficial ownership of the securities they hold for purposes of

Section 13(d) of the Act and therefore disclaim any obligation to report ownership of the reported securities under Section 13(d) of the Act. As managers of RA Capital, Dr. Kolchinsky and Mr. Shah may be deemed beneficial owners, for purposes of Section 13(d) of the Act, of any securities of the Issuer beneficially owned by RA Capital. RA Capital, Dr. Kolchinsky, and Mr. Shah disclaim beneficial ownership of the securities reported in this Statement other than for the purpose of determining their obligations under Section 13(d) of the Act, and the filing of the Statement shall not be deemed an admission that either RA Capital, Dr. Kolchinsky, or Mr. Shah is the beneficial owner of such securities for any other purpose. The address of the principal business office of each of the reporting persons is 200 Berkeley Street, 18th Floor, Boston, MA 02116.
(2)
Based on a Schedule 13D filed with the SEC on May 14, 2021, and information known to the Company. Consists of (i) 461,408 shares of common stock held by MPM Asset Management LLC, (ii) 2,895,235 shares of common stock held by MPM BioVentures 2014, L.P., or MPM 2014, (iii) 193,108 shares of common stock held by MPM BioVentures 2014 (B), L.P., or MPM 2014(B), (iv) 99,655 shares of common stock held by MPM Asset Management Investors BV2014 LLC, or MPM BV2014, (v) 634,766 shares of common stock held by MPM Oncology Innovations Fund, L.P., or MPM OIF, (vi) 24,317 shares of common stock underlying warrants exercisable within 60 days of March 31, 2024 held by MPM 2014, (vii) 1,621 shares of common stock underlying warrants exercisable within 60 days of March 31, 2024 held by MPM 2014(B), (viii) 835 shares of common stock underlying warrants exercisable within 60 days of March 31, 2024 held by MPM BV2014, and (ix) 5,355 shares of common stock underlying warrants exercisable within 60 days of March 31, 2024 held by MPM OIF. MPM 2014, MPM 2014(B), MPM BV2014 and MPM OIF are collectively referred to as the MPM Entities. Luke Evnin, a member of our board of directors, Ansbert Gadicke and Todd Foley are the managing directors of MPM BioVentures 2014 LLC, or BV2014 LLC. BV2014 LLC is the manager of MPM BV2014 and managing member of MPM BioVentures 2014 GP LLC, which is the general partner of MPM 2014 and MPM 2014(B). Each of Dr. Evnin, Dr. Gadicke and Mr. Foley shares power to vote, acquire, hold and dispose of the shares held by MPM 2014, MPM 2014(B) and MPM BV2014. Luke Evnin and Ansbert Gadicke are the managers of MPM Oncology Innovations Fund GP LLC, which is the general partner of MPM OIF. Dr. Evnin and Dr. Gadicke share power to vote, acquire, hold and dispose of the shares held by MPM OIF. Luke Evnin and Ansbert Gadicke are the members of MPM Asset Management LLC. MPM Asset Management LLC is the management company for each of the MPM Entities. Dr. Evnin and Dr. Gadicke share power to vote, acquire, hold and dispose of the shares held by MPM Asset Management LLC. Each of the entities and individuals listed above expressly disclaims beneficial ownership of the securities listed above except to the extent of any pecuniary interest therein. The address of each of the MPM Entities and MPM Asset Management LLC is 399 Boylston Street, Suite 1100, Boston, MA 02116.

(3)
Based solely on a Schedule 13G filed with the SEC on February 14, 2024. Consists of 3,468,177 shares held by PFM Healthcare Master Fund, L.P., a Cayman Islands limited partnership (“HCM”) and PFM Biotech Opportunities LP, a Delaware limited partnership (“BO”). PFM Health Sciences, LP (“PFM”), PFM Health Sciences GP, LLC (“PFM-GP”), Partner Asset Management, LLC (“PAM”), and Brian D. Grossman share voting and dispositive power over the reported shares. PFM is the investment advisor for the Funds. PAM is the general partner of the Funds. PFM-GP is the general partner of PFM and the manager of PAM. Grossman is the sole member of PFM-GP. The address of the principal business office of each of the reporting persons is c/o PFM Health Sciences, LP, 475 Sansome Street, Suite 1720, San Francisco, California 94111.

(4)
Based on a Schedule 13G filed with the SEC on December 21, 2023. Consists of 3,034,255 shares of common stock held by Adage Capital Partners, L.P., a Delaware limited partnership (“ACP”). Adage Capital Partners GP, L.L.C., a limited liability company organized under the laws of the State of Delaware (“ACPGP”), is the general partner of ACP, with respect to the common stock directly owned by ACP. Adage Capital Management, L.P., a Delaware limited partnership (“ACM”), is the investment manager of ACP, with respect to the common stock directly owned by ACP. Robert Atchinson (“Mr. Atchinson”), is the (1) managing member of Adage Capital Advisors, L.L.C., a limited liability company organized under the laws of the State of Delaware (“ACA”), managing member of ACPGP and (2) managing member of Adage Capital Partners LLC, a Delaware limited liability company (“ACPLLC”), general partner of ACM, with respect to the common stock directly owned by ACP. Phillip Gross (“Mr. Gross”), is the (1) managing member of ACA, managing member of ACPGP and (2) managing member of ACPLLC, general partner of ACM, with respect to the Common Stock directly owned by ACP. The address of the business office of each of the entity and individual referenced above is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116.

(5)
Based on a Schedule 13D filed with the SEC on May 14, 2021, and information known to the Company. Consists of (i) 2,388,011 shares of common stock held by UBS Oncology Impact Fund, L.P., or UBS OIF, and (ii) 26,776 shares of common stock underlying warrants exercisable within 60 days of March 31, 2024 held by UBS OIF. The general partner of UBS OIF is BioImpact Capital LLC. Dr. Ansbert Gadicke is the managing partner of BioImpact Capital LLC. Each of the entities and individuals listed above expressly disclaims beneficial ownership of the securities listed above except to the extent of any pecuniary interest therein. The address of BioImpact Capital LLC and the individuals referenced above is 399 Boylston Street, Suite 1100, Boston, MA 02116.

(6)
Consists of (i) 4,284,172 shares of common stock, (ii) 34,800 shares of common stock underlying stock options exercisable within 60 days of March 31, 2024 and (iii) 32,128 shares of common stock underlying warrants exercisable within 60 days of March 31, 2024.

(7)	Consists of 14,419 shares of common stock.
(8)	Consists of 27,694 shares of common stock underlying stock options exercisable within 60 days of March 31, 2024.
(9)	Consists of 34,800 shares of common stock underlying stock options exercisable within 60 days of March 31, 2024.
(10)	Consists of 2,046,634 shares of common stock and 34,800 shares of common stock underlying stock options exercisable within 60 days of March 31, 2024.
(11)	Consists of 15,523 shares of common stock and 65,847 shares of common stock underlying stock options exercisable within 60 days of March 31, 2024.
(12)	Consists of 34,800 shares of common stock underlying stock options exercisable within 60 days of March 31, 2024.
(13)	Consists of 647,047 shares of common stock and 1,001,784 shares of common stock underlying stock options exercisable within 60 days of March 31, 2024.
(14)	Consists of 415,861 shares of common stock underlying stock options exercisable within 60 days of March 31, 2024.
(15)	Consists of 328,796 shares of common stock underlying stock options exercisable within 60 days of March 31, 2024.

(16)
Consists of (i) 7,704,371 shares of common stock, (ii) 2,676,187 shares of common stock underlying options that are exercisable as of March 31, 2024 or will become exercisable within 60 days after such date and (iii) 32,128 shares of common stock underlying warrants exercisable within 60 days of March 31, 2024.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The audit committee has reviewed our audited consolidated financial statements for the fiscal year ended December 31, 2023 and discussed them with the Company’s management and Ernst & Young LLP, the Company’s independent registered public accounting firm.
The audit committee has also received from, and discussed with, Ernst & Young LLP various communications that Ernst & Young LLP is required to provide to the audit committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
In addition, Ernst & Young LLP provided the audit committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with the Company’s independent registered public accounting firm their independence.
Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.
By the audit committee of the board of directors of Werewolf Therapeutics, Inc.
Michael Sherman, MBA, Chair
Derek DiRocco, Ph.D.
Alon Lazarus, Ph.D.

HOUSEHOLDING
Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the Notice of Internet Availability of Proxy Materials or, if requested, the 2023 Annual Report and proxy statement, may have been sent to multiple stockholders in your household unless you have requested otherwise. We will promptly deliver a separate copy of any of the above documents to you if you write or call us at Werewolf Therapeutics, Inc., 200 Talcott Ave, 2nd Floor, Watertown, Massachusetts 02472, Attention: Corporate Secretary, telephone: 617-952-0555. If you want to receive separate copies of the Notice of Internet Availability of Proxy Materials, proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.
STOCKHOLDER PROPOSALS FOR OUR 2025 ANNUAL MEETING
A stockholder who would like to have a proposal considered for inclusion in our 2025 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 13, 2024. However, if the date of the 2025 annual meeting of stockholders is changed by more than 30 days from the date of the 2024 annual meeting of stockholders, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2025 annual meeting of stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Werewolf Therapeutics, Inc., 200 Talcott Ave, 2nd Floor, Watertown, Massachusetts 02472, Attention: Corporate Secretary.
If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our second amended and restated bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our Corporate Secretary of the stockholder’s intention to bring such business before the meeting.
The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was given or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2025 annual meeting of stockholders, the required notice must be received by our Corporate Secretary at our principal executive office no earlier than January 24, 2025 and no later than February 23, 2025.
In addition to satisfying the provisions in our bylaws relating to nominations of director candidates, including the deadline for written notices, to comply with the SEC’s universal proxy rule, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in compliance with Rule 14a-19 under the Exchange Act must provide notice that sets forth the information required by Rule 14a-19 no later than March 25, 2025. If the date of the 2025 annual meeting of stockholders changes by more than 30 calendar days from the first anniversary of the date of the 2024 annual meeting of stockholders, such notice must instead be provided by the later of 60 calendar days prior to the date of the 2025 annual meeting of stockholders or the tenth calendar day following the day on which public announcement of the date of the 2025 annual meeting of stockholders is first made by us.

OTHER MATTERS
Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

SCAN TO
VIEW MATERIALS & VOTE

WEREWOLF THERAPEUTICS, INC.
200 TALCOTT AVENUE
WATERTOWN, MA 02472

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 23, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/HOWL2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 23, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxies submitted by mail must be received by Broadridge no later than May 23, 2024.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V44624-P10781 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WEREWOLF THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR each of the nominees listed in proposal 1 and FOR proposal 2:

	For All	Withhold All	For All Except
1. Election of three directors to serve as Class III directors, each for a three-year term expiring at the 2027 Annual Meeting of Shareholders.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Michael Atkins, M.D.
02) Luke Evnin, Ph.D.
03) Alon Lazarus, Ph.D.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V44625-P10781

WEREWOLF THERAPEUTICS, INC.
Annual Meeting of Shareholders
May 24, 2024 9:00 AM EDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Daniel J. Hicklin and Timothy Trost, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of WEREWOLF THERAPEUTICS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM, EDT on May 24, 2024, virtually at www.virtualshareholdermeeting.com/HOWL2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side